Exhibit 10.27

AMENDMENT #2

Cooperative Research and Development Agreement #02663

“Clinical Development of Tracon Pharmaceuticals Inc.’s TRC105, an anti-CD105 antibody, as an Anti-Cancer Agent”

The purpose of this amendment is to change certain terms of the above-reference Cooperative Research and Development Agreement (CRADA). These changes are reflected below, and except for these changes, all other provisions of the original CRADA remain in full force and effect. Two originals of this amendment are provided for execution; one is to remain with the National Cancer Institute (NCI) and the other with the Collaborator.

1.	Upon final signature, the term of the Agreement is extended for three (3) years from December 22, 2015 to December 22, 2018.

ACCEPTED AND AGREED TO:

For the National Cancer Institute:

By:  /s/ James H. Doroshow, M.D.

Name: James H. Doroshow, M.D.

Title: Deputy Director, NCI

For the Collaborator:

By:  /s/ Charles Theuer, M.D., Ph.D.

Name: Charles Theuer, M.D., Ph.D.

Title: Chief Executive Officer